Filed Pursuant to Rule 497(e)
1933 Act File No. 333-17391
1940 Act File No. 811-07959

Chase Growth Fund (the “Fund”)

Class N	CHASX
Institutional Class	CHAIX

Supplement dated April 26, 2022 to the Statutory Prospectus and Statement of Additional Information dated January 28, 2022

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND’S STATUTORY PROSPECTUS AND SAI

Mr. Clay Sefter no longer serves as analyst and assistant portfolio manager of the Fund. Mr. Sefter has left Chase Investment Counsel to pursue other career interests.

Accordingly references to Mr. Sefter in the Prospectus, and Statement of Additional Information are deleted. Mr. Peter Tuz and Mr. Robert Klintworth continue to serve as portfolio managers and analysts for the Fund.

The following non-fundamental investment restriction has been added to the Statement of Additional Information.

The Fund is prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the fund without a shareholder vote. If the Fund does determine to invest in derivatives in the future, it will comply with Rule 18f-4 under the 1940 Act.

Please retain this Supplement with your Statutory Prospectus and Statement of Additional Information.